EXHIBIT 10.1

FOURTH AMENDMENT
This Fourth Amendment dated June 1, 2016 (this “Amendment”), between Quantum Fuel Systems Technologies Worldwide, Inc., as “Borrower,” and Douglas Acquisitions LLC, as “Lender,” amends the Superpriority Debtor-in-Possession Credit Agreement dated March 22, 2016 (as amended, the “Credit Agreement”), between the Borrower and the Lender. Capitalized terms used but not otherwise defined in this Amendment have the meanings assigned to those terms in the Credit Agreement.
A.    The Borrower has requested the Lender to increase the Commitment from $7,636,000 to $9,000,000.
B.    The Borrower and the Lender have accordingly agreed to make the following changes to the terms of the Credit Agreement.
The parties hereto, for valuable consideration, agree as follows:
1.    The definition of “Commitment” is amended to read: “‘Commitment’: the obligation of the Lender to make Loans to the Borrower in an aggregate outstanding principal amount not to exceed $9,000,000 at any time.”
2.    In accordance with Section 5.4(a) of the Credit Agreement, the Lender approves an updated Budget in the form attached to this Amendment as Exhibit A.
3.    This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by fax or other electronic-imaging means shall be effective as delivery of a manually executed counterpart hereof.
(Signature pages follow.)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.
By    /s/ W. Brian Olson
    W. Brian Olson
    President and CEO

LENDER:
DOUGLAS ACQUISITIONS LLC
By    /s/ Tim McGaw
    Tim McGaw
    President

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